





SHINE MEDIA / China Greenscape Co. Ltd



Corporate Presentation

October 2008

OTCBB: SHND, SHNDW, SHNDU

Shine Media Acquisition Corp.

SHINE MEDIA

DISCLOSURE

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other SEC filings, including the Form 10−K for the period ended December 31, 2007. These risks and uncertainties also include risks and uncertainties regarding GCR, including, among other things, changes in demand for GCR's products, GCR's dependence on significant customers, the lack of long-term contracts governing GCR's customer and supplier relationships, GCR's ability to retain its management and key personnel, GCR's ability to adequately protect its intellectual property and its technologies, competition in GCR's markets, competitive pricing and continued pricing pressures in the DBS market, supplier constraints, the introduction of products and services by competitors, the ability of GCR to manage costs and maintain production volumes, conditions in GCR's industry and economic conditions generally, GCR's ability to develop and market new technologies in a competitively advantageous manner, and GCR's success at integrating acquired businesses.

This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles ("GAAP"), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. SHND and GCR believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of the financial performance of GCR and the proposed acquisition. However, these non-GAAP financial measures should be considered in addition to and not as substitutes for, or superior to financial measures of financial performance prepared in accordance with GAAP. Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

Contents

CONTENTS



SPAC OVERVIEW: SHINE MEDIA ACQUISITION CORP.

Overview—Shine Media Acquisition Corporation

Special Purpose Acquisition Corp.

- IPO in December 2006
- Sold 6,900,000 Units at a public offering price of $6.00 per Unit. Each Unit included one share of common stock (SHND) and two warrants (SHNDW)
- Warrants are exercisable into common stock at $5.00 per share, until Dec 20, 2010
- SHND proposes to acquire China Greenscape Co. Ltd. ("CG") due to its compelling story and growth potential
- Currently, approximately $40.3 Million held in trust
- Applying for a NASDAQ listing after shareholder approval of the acquisition of CG

Transaction Overview

SHND entered into a definitive agreement to acquire CG and its 100% subsidiary, Jiangsu Sunshine Zoology and Forestry Development Co., ("JSZF") in May 2008, and revised the terms in October 2008

- Revised Consideration:
  - At closing: 27,324,570 shares
  - Earn out through 2012: 13,184,000 shares total (2,636,800 per yr for 5 yrs)
  - No cash pay out to sellers
  - Shine insiders contributed 603,750 shares for capital reduction 35%
  - Declare a cash dividend of $1 for IPO shareholders immediately post closing
  - Underwriter cuts deferred cash comp by 35%



TARGET OVERVIEW: CHINA GREENSCAPE CO., LTD.

China Greenscape Company Overview

- Formed in 2002 to address the market opportunity for "green living" development
- Provides trees and plants to China's cities, major developments, parks, greenbelts and highways
- Operations include the large-scale development, cultivation and distribution of trees and plants
  - Approximately 8 million trees and plants in varying stages of development
  - Growing area of over 3,100 acres (additional 1,700 acres acquired in 2008)
  - Ability to develop, source and acquire millions of additional trees and plants each year
- Existing backlog of over $234 million as of June 30, 2008
- Intellectual Property
  - 5 patents awarded; filed for 17 additional patents related to proprietary new breeding and cloning methods
  - Significant relationships with China's top agricultural universities, including Beijing Forestry University, Nanjing Forestry University, Jiangsu Academy of Forestry and Jiangxi Academy of Forestry
- Strong government and developer relationships
  - Extensive network provides significant access to long term contracts and inventory acquisitions

Financial & Transaction Overview

($ and shares in millions)

(In USD millions)	2004	2005	2006	2007	2008*	2009*
Revenue	12.9	18.9	28.8	33.7	56.0	76.8
Net Income	6.0	10.2	13.2	16.8	> 27.0	> 37.0

Historical numbers are U.S. GAAP audited

**2008 and 2009 net income is guidance and excluding merger expenses and exchange gains*

Incentive Targets & Shares

	Total Shares	2008	2009	2010	2011	2012
Earn out targets (USD)		27,000,000	37,000,000	48,000,000	60,000,000	75,000,000
Incentive Shares	13,184,000	2,636,800	2,636,800	2,636,800	2,636,800	2,636,800

Transaction Summary

	SPAC Investment	Initial Shares	Ownership %
China Greenscape & Consultant		20,020,000	56.4%
Preferred & Investors		7,304,570	20.6%
SPAC Common	$40,100,000	8,154,583	23.0%
TOTALS	$40,100,000	35,479,153	100.0%

SHINE MEDIA

Corporate Structure At Closing


Shine Shareholders(1)
Greenscape Shareholders(1)
23%
77%
BVI
Resulting Company
Green China Resources, Inc.
100%
Subsidiary
Greenscape
BVI
China
100%
Subsidiary
JSZF

(1) Diluted shares as converted.

SHINE MEDIA

Market Opportunity

Top-Down Mandate

- PRC issued "Green" mandate in 2002
- Created an environmental yardstick for evaluating the performance of every mayor
  - 10 square meters of "green" open public space per capita by 2010
  - 35% green coverage for all new and existing development by 2010
- PRC is projected to create over 20 new cities each year with populations over 500,000 each

Bottoms-Up Approach

- Massive urbanization in Chinese cities
- Customers include city planners (municipal governments) and real estate developers
  - Value of raw land greatly increased with addition of greenery
- PRC expects urban population to grow by over 350 million over next 20 years
- 220 cities with over 1 million population
- Close to 1 billion people will live in cities by 2025 [1]

(1) *McKinsey Consulting; China Urbanization research report, March 2008.*

Accelerating demand for green space driven by stringent government regulations and massive urbanization

MARKETS & CUSTOMERS

Customer Overview

- Land developers turning large scale rural land into new urban centers
- Public infrastructure authorities
  - Highways
  - Green belts
  - Parks
  - Urban greenery projects
- Property developers of Commercial and Residential projects
- Landscaping service providers
- walk-in cash sales

Contract terms

- Long term contracts involve providing hundreds thousands of of trees and plants to customers over multiple years according schedules and project development phase
- The major terms under each contract include contract value, contract period, delivery and /or planting requirement, and payment terms
- Large size contracts accounted for 68% of revenue for the six months ended June 30, 2008

Geographic Locations

Location	Acreage	Usage Term	Use
Jiangsu Xinqiao	889 Acres	7~22 Yrs	Growing Base
Jiangsu Xinqiao	4.0 Acres	20 Yrs /Owned	Office Building
Jiangxi De'an	2,258 Acres	47 Yrs	Growing Base
Jiangsu Chengfeng	1,700 Acres	22 Yrs	Growing Base
Jiangxi Gaofeng	58,525 Acres	TBD	Forestry Land

Revenue and payment terms

- Revenue is recognized as the products are delivered to and planted at a customer's project location, and the customer's acceptance document is obtained
- or depending on the contract, the customer picks up the greenery from the growing area
- receives 60% to 70% of the invoice upon customer acceptance, and receives the remaining balance within one year

COMPETITIVE LANDSCAPE

Yunnan Green Co. Ltd. (002200 CH)

- Listed on Shenzhen Stock Exchange in 2007
- Located in Yunnan Province in Southern China
- About 1,210 acres growing area in Yunan province
- Founded in June 1996
- Production and sales of characteristic seedling, flowers and ornamentals, design and operation of green project, rental of plants
- 07 sales of $37.86 mm and NI of $9.47 mm

Hangzhou Lantian Garden

- Privately Held
- Located in Hangzhou city, Zhejiang Province
- 8 growing areas totaling 3,833 acres in Zhejiang province
- Founded in 1992
- Garden design, operation and management, statue and fountain design, flower planting and sales, scientific research and etc.

Zhejiang Senhe Seed Company

- Privately Held
- Located in Hangzhou city, Zhejiang Province
- 1,833 acres growing area in Zhejiang province
- Founded in June 2000
- Selection of new flower and ornamental types, development and application of new technology, production and promotion of new products

Guangdong Zonglv Garden

- Privately Held
- Located in Guangdong Province
- 1,000 acres growing area in Guangdong province
- Developed over 20 years
- Garden project operation, sight view planning and design, seedling planting and sales

Experienced Management Team

Lu Keping
Founder & Executive Director

- Founded Jiangsu Sunshine Zoology & Forestry Development Co. in 2002
- Founder of Jiangsu Sunshine Group, the largest woolen textile company in Asia (SH: 600220)
- Founder of the largest real estate development company in the Jiangsu province
- Successful investor in biotech, pharmceutical, energy, solar silicon, etc.
- Extensive PRC government and developer relationships

Henry Zhu (Zhenghong)
CEO

- CEO of China Greenscape Co., Ltd. since March 2008 and CEO of its subsidiary, Jiangsu Sunshine Zoology and Real Estate Development Co., Ltd. since August 2002
- Previously a government official for 10 years
  - From 2001 to 2007 was Deputy Mayor of Xinqiao Town Government in charge of agricultural
  - 1993 to 2001 held the position of Commissioner of Organization of Xinqiao Town Government
  - Deputy Chairman of Chamber of Commerce of Seedlings since 2005

David Chen
Executive Director

- CEO and founder of Shine Media Acquisition Corp.
- Has lived and worked in China for 30 years; currently lives in Shanghai
  - Chairman of Sancon Resources Recovery Inc (SRRY)
  - Consolidated 5 Chinese IT distribution companies – annual compound return of 90% over 2 years
  - Former head of Marketing, CNN Asia, head of Advertising Sales, Turner Broadcasting Asia
  - Bachelor of Economics from Monash University of Australia

Shirley Lee
Chief Financial Officer

- Chief Financial Officer of China Greenscape since September 2007
- Considerable experience in corporate finance, auditing and financial planning
  - Served as the CFO of Safe Information Group's Chinese subsidiary from 2006 to 2007
  - 2005 to 2006 held the position of financial analyst at AXA Insurance Group
  - 2003 to 2005 accountant at DBTEL International
- MBA in Finance from Lincoln University, UK in 2001 and Bachelor's in Accountancy from Hangzhou Electronic and Engineering Institution in 1994. Full ACCA member since 2005

Zhan Yousheng
Production and Technical Director

- Chief Technical Director since 2007
- Responsible for the R&D activity at the cultivation center
- Previously served as a director and senior engineer of Jiangxi Forestry Institute since 2006
- Associate Dean of Forest Resources at the Jiangxi Research Academy of Forestry Science from 1997 to 2005

Strategy

- Focus on large and long term customers and provide single-source green solutions with landscaping design and other value added services
- Increase amount of internally produced trees – technological advances via cloning
  - Creates proprietary growth culture formulas and replication processes unique to each tree or plant
  - Results in production of reproducible, high quality product
  - Reduces need to buy expensive seedlings
- Expand growing areas
  - China Greenscape plans to expand through acquisitions
    - In August 2007, acquired the entire tree and plant inventory of Jiangxi Guofeng, which comprises over 4 million seedlings and trees and a growing area of 2,258 acres
    - In November 2007 and March 2008, acquired the inventory of Chengfeng Ecological Park, which comprises approximately 1.56 million seedlings and trees and a growing area of over 1,700 acres
- Expand geographically to serve more cities
- Maximize the value of products sold by working closely with city planners and designers

Growth Prospects

Geographic expansion in China

- Maintain leading position by being a single source of greenery and related services
- Increase the geographical reach within eastern and central China


Growth
Prospects

Integrated green solutions for urban expansion

- Consult with city authorities during initial urban planning stages
- Serve as a single-source provider to service the needs of an entire urban project or new development

Significant forestry opportunity

- Right to acquire 58,525 acres forest land
- Options to 165,000 acres from 2012-2016 total 825,000 acres, harvest 6-8mil cubic meter
- PRC is net importer of wood, and current demand is not filled

Strong Contracted Backlog Pipeline

- Backlog exceeds $230 million as of June 30 2008 - provides revenue & inventory visibility
  - Chart does not include the recently signed $22 million contract related to the Hefei city expansion
  - Chart does not include short-term contracts and cash-sales, which have accounted for 20-25% of historical revenues each year



$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
$15.20
$42.90
$74.70
$78.20
$69.80
30-Jun-08
2008E
2009E
2010E
2011E

SHİNE MEDİA

STRONG CONTRACTED BACKLOG

Competitive Advantages / Barriers to Entry

Relationships

- Difficult to establish and takes years to gain the trust of government officials and land developers

✓ Greenscape management has high-level local and national government relationships and significant developer relationships throughout China

Experience

- City planners want to work with the "safe choice" (as their job is on the line if the project is delayed or not performed to spec)

✓ Greenscape has successful experience supplying greenery to large-scale city projects since 2002

Scale

- Operational scale is necessary to fill greenery requirements for entire cities and developments – usually involves millions of trees and plants

✓ Greenscape has:

>3,100 acres of growing area and >8 million trees and plants – difficult for others to obtain the largest botanical laboratory in China - would take years for others to try to replicate unique access to additional growing area and inventory acquisitions

Technical expertise

- Without technical expertise, greenery may suffer from disease and could perish during transport

✓ Greenscape, with the largest botanical laboratory and support from multiple agricultural universities, is the technical leader in this field

Balance Sheet Summary

Pro Forma Combined Balance Sheet[1]

As of 6/30/08		As of 12/31/07	
($ in Millions)		*($ in Millions)*	
Current Assets	$135.7	Current Assets	$90.3
Fixed Assets	4.1	Fixed Assets	3.3
Total Assets	**139.8**	**Total Assets**	**93.6**
Current Liabilities	37.5	Current Liabilities	20.1
Long Term Liabilities[2]	35.0	Long Term Liabilities(2)	32.9
Total Liabilities	**72.5**	**Total Liabilities**	**53.0**

Ratios	
Current	3.6:1
Debt/Asset	51.9%

Ratios	
Current	4.5:1
Debt/Asset	56.6%

% Increase in total assets from 12/31/07	**49.4%**

(1) Pro forma adjustments assume no stock conversion at the time of merger.
(2) Non-interest bearing loans due after 2011 to former shareholders



TRANSFORMING CHINA THROUGH GREEN INITIATIVES

SHINE MEDIA

Transforming Environmental Landscape

- Creating a green living environment is a major theme for the Chinese government
- China's market is undergoing a rapid expansion, which is primarily due to 2 factors:
  1. China's urban migration, which is rapidly expanding existing cities and causing the creation of new cities
  2. China's urban and city planning requirements, which are shifting to comply with recent central government policies for promoting balanced living environments that integrate open areas and public green spaces in cities

Green Resources in Urban Planning

- As China continues to develop, it is expected that over the next 20 years China's cities will have added 350 million people, which includes an expectation of another 240 million people from rural areas moving to existing and new cities
- The central government policies instituted in 2001 were to create at least 10 square meters of "green" open space per capita and over 35% green coverage area in its cities by 2010 and more recently, in China's 11th 5 year plan (2006-2011), the government further promoted public open areas, greenbelts and parks

China's Growing Commitment

- Mandate issued in 2002 to have at least 10 square meters of public green coverage area per capita in its cities by 2010

Chinese Greenery Market Overview

Government estimates China's greenery market to exceed $17 billion by 2010

- Market size correlates to GDP
- Tops markets are in Yangtze river delta region (eastern)
- Highly fragmented market consisting of many small "mom and pop" suppliers
- Most suppliers do not have the necessary scale to cater to large city developments

Two primary growing locations - Jiangxi and Jiangsu provinces

- Industry leader
- In discussions to acquire additional growing areas and expand throughout China


Total Greenery Market in China (RMB billions)
¥140
¥120
¥100
¥80
¥60
¥40
¥20
¥0
2001
2002
2003
2004
2005
2006E
2007E
2008E
2009E
2010E


Heilongjiang
Jilin
Liaoning
BEIJING
Tianjin
Xinjiang
Gansu
Inner Mongolia
Hebei
Ningxia
Qinghai
Shanxi
Shandong
Henan
Shaanxi
Shanghai
Tibet
Anhui
Sichuan
Hubei
Hunan
Guizhou
Yunnan
Guangxi
Guangdong
Taiwan
Hainan

Greenscape's Growing Areas



TRANSACTION RATIONALE & SUMMARY

Transaction Rationale

Unique Market Opportunity

- Massive urbanization and strong government mandated green policies

Favorable Valuation

- Valuation for China Greenscape of $216.3 million, projected net income of $27.0 million in 2008
- 100% share exchange transaction, no cash pay out from the trust

Beneficial Tax Structure

- The redomestication merger will result in a reduction of tax liabilities

Underlying Business Fundamentals

Management believes that its recent rapid growth and current strong market position are largely attributable to the following principal competitive strengths:

- Unique integrated platform and access to "green" resources
- Multiyear customer contract backlog
- Strong research and development capabilities
- First-mover advantage with a large-scale operation
- A highly fragmented domestic market with a substantial consolidation opportunity
- Solid base of historical revenue and earnings growth

Summary

Company can cater to the greenery needs of ENTIRE city infrastructure projects

- With its unique scale, Greenscape can supply millions of trees and plants at a time
- China's MASSIVE infrastructure build-out NEEDS greenery

Limited competition in China

- Most competitors have <20 acres and cannot cater to large city requirements
- Very difficult for others to aggregate farmers and obtain rights to large growing areas

Existing major contracts create predictable growth through 2011

- Additional contracts will be upside

Strong PRC central government support

- Promoting "green" cities and the employment of farmers
- Needs to accommodate over 350 million farmers moving to cities in the next 25 yrs
- Has given the Company a tax-free status for its tree and plant business

Substantial future upside (not included in guidance)

- Major forest product opportunity
- Pharmaceutical ingredient opportunity, etc.



APPENDIX

Historical Income Statement Data

Statement of Income Data	Six months Ended June 30, 2008	Years Ended December 31, 2007	2006	2005	2004
	Greenscape (Unaudited)	JSZF	JSFZ	JSZF	JSFZ
		(In Thousands, except share amounts)			
Revenues	$23,649	$33,257	$28,773	$18,900	$12,911
Cost of revenues	(8,072)	(14,789)	(14,702)	(7,149)	(6,067)
Gross profit	15,577	18,468	14,072	11,751	6,843
Gross Margin	*66%*	*56%*	*49%*	*62%*	*53%*
Sales and general administrative expenses	(1,470)	(1,315)	(838)	(1,430)	(918)
Operating income	14,107	17,153	13,233	10,321	5,926
Financial and other costs	(1,092)	(799)	(447)	(150)	(31)
Interest income	24	377	14	8	3
Other income	87	37	380	9	110
Income before income taxes	13,125	16,768	13,181	10,188	6,007
Income tax expense	0	0	0	(8)	0
Net Income*	13,125	16,768	13,181	10,179	6,007

* Currency *Translation adjustments are excluded from Net Income*

SHINE MEDIA